Exhibit 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, her attorneys-in-fact, with full power to act without the other, to execute on her behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be purchased pursuant to the Circuit City Stores, Inc. 1984 Employee Stock Purchase Plan as amended (the "1984 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 9th day of April, 1996.



                                                           /s/ Barbara S. Feigin
                                                               Barbara S. Feigin

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorneys-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be purchased pursuant to the Circuit City Stores, Inc. 1984 Employee Stock Purchase Plan as amended (the "1984 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 9th day of April, 1996.



                                                           /s/ Richard N. Cooper
                                                               Richard N. Cooper

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorneys-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be purchased pursuant to the Circuit City Stores, Inc. 1984 Employee Stock Purchase Plan as amended (the "1984 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 9th day of April, 1996.



                                                            /s/ Walter J. Salmon
                                                                Walter J. Salmon

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorneys-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be purchased pursuant to the Circuit City Stores, Inc. 1984 Employee Stock Purchase Plan as amended (the "1984 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 9th day of April, 1996.



                                                           /s/ Mikael Salovaara
                                                               Mikael Salovaara

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorneys-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be purchased pursuant to the Circuit City Stores, Inc. 1984 Employee Stock Purchase Plan as amended (the "1984 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 9th day of April, 1996.



                                                           /s/ Edward Villaneuva
                                                               Edward Villaneuva

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorneys-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be purchased pursuant to the Circuit City Stores, Inc. 1984 Employee Stock Purchase Plan as amended (the "1984 Plan"); such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 9th day of April, 1996.



                                                             /s/ Alan L. Wurtzel
                                                                 Alan L. Wurtzel

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Michael T. Chalifoux his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be purchased pursuant to the Circuit City Stores, Inc. 1984 Employee Stock Purchase Plan as amended (the "1984 Plan"); such documents being: registration statements on Form S- 8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 9th day of April, 1996.



                                                            /s/ Richard L. Sharp
                                                                Richard L. Sharp

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i)
1,000,000 shares of Common Stock of the Company and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be purchased pursuant to the Circuit City Stores, Inc. 1984 Employee Stock Purchase Plan as amended (the "1984 Plan"); such documents being: registration statements on Form S- 8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 9th day of April, 1996.



                                                        /s/ Michael T. Chalifoux
                                                            Michael T. Chalifoux